SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2007

SURETY CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-12818	72-2065607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Post Office Box 101434 Fort Worth, Texas 76185
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 925-3276

Post Office Box 1778 Fort Worth, Texas 76101
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM   9.01 Other Events.

One December 21, 2007 the Registrant announced it is filing for Bankruptcy, a copy of the release is filed herewith as exhibit 99.1

Exhibit Number	Description
99.1	Press Release

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SURETY CAPITAL CORPORATION

Dated: December 26, 2007	By:	/s/ Jerome I. Weiner
Jerome I. Weiner
Chairman